Exhibit 99.1

Canoo Appoints Former NASA Chief Technology Officer Deborah Diaz and Veteran EV Transportation Leader James Chen to Board of Directors

JUSTIN, Texas – February 7, 2024 – Canoo Inc. (NASDAQ: GOEV), an advancing high-tech mobility company, today announced appointments of two leaders in electric mobility, public policy, clean energy, technology, and cybersecurity to the company’s Board of Directors. The appointments of Ms. Deborah Diaz and Mr. James Chen are effective immediately.

“I’m excited to strengthen the board with the additions of Deborah and James,” said Tony Aquila, Investor, Executive Chairman, and CEO of Canoo. “As innovators and leaders, they will support Canoo and its team achieve our strategic growth objectives and increase our market penetration.”

Deborah B. Diaz previously served as former Chief Technology Officer and Deputy Chief Information Officer at National Aeronautics and Space Administration (NASA) and CIO for Science and Technology at U.S. Department of Homeland Security. Ms. Diaz currently serves on the board of directors of Archer Aviation, Primis Financial, and ZeroAvia. Ms. Diaz is also Chief Executive Officer of Catalyst ADV, a technology and strategic growth advisory firm. She brings decades of experience in government and corporate leadership with expertise in technology governance, cybersecurity, management of complex IT systems and infrastructure, and digital transformation to the Canoo Board of Directors.

James C. Chen is former Vice President of Regulatory Affairs & Deputy General Counsel at Tesla and former Vice President of Public Policy & Chief Regulatory Counsel at Rivian Automotive. Mr. Chen is currently a shareholder at the law firm of Babst, Calland, Clements and Zomnir in the firm’s transportation technology and energy practice. He brings extensive experience in designing and implementing solutions for complex legal, policy, and regulatory matters to the board.

Ms. Diaz said: "Canoo’s innovative design, utilization of smart technology, and expert staff are very impressive. The company has built commercial orders in addition to U.S. government and military partnerships to transform future mobility. As Canoo scales and manufactures more electric vehicles, there will be an increased need to assure that risk-based data and system protections are in place to create a world-class infrastructure. I am excited to be part of the Canoo board and to help establish the roadmap for Canoo’s digital transformation journey.”

Mr. Chen said: “What excites me about Canoo is its approach of focusing on commercial fleets by taking the company’s transformative technology and tailoring innovative approaches to where the demand for electrification is the greatest. That vision of combining the benefits of EVs with the demand of fleet owners and operators is incredibly inspiring.”

Additionally, Ms. Josette Sheeran and Mr. Rainer Schmueckle are resigning from the Board of Directors with Ms. Sheeran leaving her role as President and moving to the role of strategic advisor to the CEO.

“I look forward to continuing working with Josette in her new role as strategic advisor to the CEO. Josette was instrumental in the re-founding of Canoo, our government partnerships such as with the State of Oklahoma, and our selection by NASA to provide the Crew Transportation Vehicles for the Artemis launches,” said Mr. Aquila.

Mr. Aquila added: “I appreciate Rainer’s service and the many years of legacy experience he brought us from his time with Daimler AG and Freightliner.”

“The additions of Ms. Diaz and Mr. Chen to our board was a team effort and exemplify our commitment to an impressive independent board of innovators and pioneers in the mobility sector with deep skillsets that are additive to the next phase of Canoo’s growth,” said Mr. Aquila.

The current independent members of the board include:

Thomas Dattilo is an accomplished executive and advisor who held executive roles at several automotive industry companies, including CEO of Viper Motor Car Company, a Chrysler company, Chairman, President, and CEO of Cooper Tire & Rubber Company, and various senior positions with Dana Corporation. Mr. Dattilo is currently on the boards of L3 Harris Technologies and Haworth.

Claudia Romo Edelman is an award-winning social entrepreneur and a catalyst for positive change. She’s led marketing and advocacy initiatives for global organizations, including the United Nations, UNICEF, and the World Economic Forum. Currently she is Founder and CEO of We Are All Human Foundation, a foundation dedicated to advancing the agenda of equality, diversity, and inclusion.

Arthur Kingsbury has nearly five decades of experience in business, finance, and corporate governance. He has served on the boards of Solera Holdings, Dolan Media Co., Remark Holdings, NetRatings, Affiliated Publications, and McCaw Cellular Communications.

Foster Chiang is former Vice Chairman of TPK Holding Co. Currently he is on the board of TES Touch Embedded Solutions (Xiamen) Co. and a member of the Board of Trustees of the Taft School.

Debra von Storch is a former Partner at Ernst & Young, where she specialized in advising early-stage to rapid-growth companies. She currently serves as an advisory board member of Varidesk and a board member of the North Texas Chapter of the National Association of Corporate Directors.

About Canoo

Canoo's mission is to bring EVs to Everyone. The company has developed breakthrough electric vehicles that are reinventing the automotive landscape with their pioneering technologies, unique design, and business model that spans multiple owners across the full lifecycle of the vehicle. Canoo designed a modular electric platform that is purpose-built to maximize the vehicle interior space and is customizable for all owners in the vehicle lifecycle, to support a wide range of business and consumer applications.

Canoo has teams in California, Texas, Oklahoma, and Michigan. For more information, visit www.canoo.com and investors.canoo.com.

Media Contact:

press@canoo.com

Forward-Looking Statements

The information in this press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, expectations and timing related to commercial product launches and the achievement of operational milestones, including the ability to meet and/or accelerate anticipated production timelines, Canoo's ability to capitalize on commercial opportunities, current or anticipated customer orders, and expectations regarding the development of facilities. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Canoo's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Canoo. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; Canoo's ability to access future capital, via debt or equity markets, or other sources; the rollout of Canoo's business and the timing of expected business milestones and commercial launch; future market adoption of Canoo's offerings; risks related to Canoo's go-to-market strategy and manufacturing strategy; the effects of competition on Canoo's future business, and those factors discussed under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Canoo's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the "SEC") on March 30, 2023, as well as its past and future Quarterly Reports on Form 10-Q and other filings with the SEC, copies of which may be obtained by visiting Canoo's Investors Relations website at investors.canoo.com or the SEC's website at www.sec.gov. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Canoo does not presently know or that Canoo currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Canoo's expectations, plans or forecasts of future events and views as of the date of this press release. Canoo anticipates that subsequent events and developments will cause Canoo's assessments to change.

However, while Canoo may elect to update these forward-looking statements at some point in the future, Canoo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Canoo's assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.